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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       January 23, 2003
                                                --------------------------------

                                XeTel Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-27482                  74-2310781
----------------------------    ---------------     ----------------------------
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)


           9600 Great Hills, Suite 150W
                 Austin, TX                                     78759
--------------------------------------------------------------------------------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        (512) 637-1078
                                                  ------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Matters.

On November 20, 2002, XeTel Corporation (the "Company") announced in a Current Report on Form 8-K that it would adopt modified reporting to the Securities and Exchange Commission in light of (i) its intention to liquidate, (ii) its limited capital and manpower resources, (iii) its inability to continue filing such reports without unreasonable effort and expense, (iv) its belief that modified reports will provide adequate information to interested parties and (v) other factors. The Company announced that it intends to file, under cover of a Current Report on Form 8-K, copies of the monthly operating reports required to be filed with United States Trustee ("U.S. Trustee") and the United States Bankruptcy Court for the Western District of Texas, Austin Division (the "Bankruptcy Court") in lieu of continuing to file Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q under Section 13(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The Company will file these reports on Form 8-K within 15 calendar days of the date the monthly operating report is filed with the U.S. Trustee and the Bankruptcy Court.

On January 23, 2003, the Company submitted to the U. S. Trustee and the Bankruptcy Court its Chapter 11 monthly operating report for fiscal month ended December 28, 2002 (the "Monthly Report"). The Monthly Report is filed as Exhibit
99.1 to this report and incorporated herein by this reference.

As a result of the Company's filing for bankruptcy and its intention to liquidate, the Company has adopted modified financial reporting principles and no longer prepares its financial statements in accordance with generally accepted accounting principles ("GAAP"). Further, the Company's financial statements, and the schedules thereto, included in the Monthly Report have not been prepared on a liquidation basis as required by GAAP. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules.

The Company cautions readers not to place undue reliance upon the information contained in the Monthly Report. The Monthly Report contains information that has not been audited or reviewed by independent accountants, and is in a format prescribed by the applicable bankruptcy laws that does not correspond to GAAP. The information contained in the Monthly Report may be subject to future adjustment or reconciliation. The Monthly Report also contains information for periods that are shorter or otherwise different from those contained in standard reports filed pursuant to the Exchange Act. The information set forth in the Monthly Report should not be viewed as representative of the Company's overall financial condition or results of operations for the period presented, or the Company's operating results for future periods.

In its Current Report on Form 8-K filed on November 1, 2002, the Company announced that it is liquidating all of its assets and that holders of its common stock will not receive, and will not be entitled to receive, any distributions at the conclusion of the Company's bankruptcy proceedings by virtue of their status as a common stockholder. Accordingly, the Company expects that its outstanding common stock will be cancelled at the conclusion of its bankruptcy proceedings. Furthermore, the Company expects that the proceeds of its liquidation will not be sufficient to repay its unsecured creditors in full. No assurance can be given as to what values, if any, these liabilities will be given in the bankruptcy.

This Current Report on Form 8-K and the Monthly Report may include forward-looking statements subject to various assumptions regarding the

Company's anticipated liquidation or anticipated distributions that may not be realized and are subject to significant business, judicial, economic and competitive uncertainties and potential contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized. Actual results may differ materially from the results contemplated in any forward-looking statement and the Company undertakes no obligation to update or revise any such statement or Monthly Report.

The results of the Company's planned liquidation and related distributions and the Company's liquidity and capital resources are subject to a number of risks and uncertainties including, but not limited to, the following: matters affecting the timing and amounts of anticipated distributions to creditors; the ability of the Company to maximize asset value and control expenses; and potential adverse developments with respect to the Company's activities.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The following financial statements and exhibits are filed as part of this report, where indicated:

     (a) Financial statements of the business acquired. Not applicable.

     (b) Pro forma financial information. Not applicable.

     (c) Exhibits.
         --------

Exhibit No.     Description
-----------     -----------

99.1 Chapter 11 Monthly Operating Report for fiscal month ended December 28, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   XeTel Corporation
                                        ----------------------------------------
                                                      (Registrant)

        January 23, 2003                        /s/ Angelo DeCaro, Jr.
--------------------------------        ----------------------------------------
            Date                                   Angelo DeCaro, Jr.
                                          President and Chief Executive Officer